EXHIBIT G-1

NEUBERGER BERMAN EQUITY FUNDS

	Date of sub-	Date of last	Date of last
	advisory	approval by	submission of existing
	agreement	Trustees of the	sub-advisory
		sub-advisory	agreement to vote of
		agreement	shareholders of each
Fund
Neuberger Berman Century Fund	11/3/2003	9/25/2008	9/23/2003(2)
Neuberger Berman Climate Change Fund	11/3/2003	12/13/2007	5/1/2008(1)
Neuberger Berman Equity Income Fund	11/3/2003	9/25/2008	11/1/2006(1)
Neuberger Berman Focus Fund	11/3/2003	9/25/2008	9/23/2003(2)
Neuberger Berman Genesis Fund	11/3/2003	9/25/2008	9/23/2003(2)
Neuberger Berman Guardian Fund	11/3/2003	9/25/2008	9/23/2003(2)
Neuberger Berman International Fund	11/3/2003	9/25/2008	9/23/2003(2)
Neuberger Berman International Institutional Fund	11/3/2003	9/25/2008	6/13/2005(1)
Neuberger Berman International Large Cap Fund	11/3/2003	9/25/2008	7/13/2006(1)
Neuberger Berman Large Cap Disciplined Growth Fund	11/3/2003	9/25/2008	12/19/2007(1)
Neuberger Berman Mid Cap Growth Fund (3)	11/3/2003	9/25/2008	9/23/2003(2)
Neuberger Berman Partners Fund	11/3/2003	9/25/2008	9/23/2003(2)
Neuberger Berman Real Estate Fund	11/3/2003	9/25/2008	9/23/2003(2)
Neuberger Berman Regency Fund	11/3/2003	9/25/2008	9/23/2003(2)
Neuberger Berman Select Equities Fund	11/3/2003	9/25/2008	12/19/2007(1)
Neuberger Berman Small and Mid Cap Growth Fund (4)	11/3/2003	9/25/2008	8/31/2006(1)
Neuberger Berman Small Cap Growth Fund (5)	11/3/2003	9/25/2008	9/23/2003(2)
Neuberger Berman Socially Responsive Fund	11/3/2003	9/25/2008	9/23/2003(2)

(1)	Shareholder approval was obtained prior to the commencement of operations for the Fund by NB Management or its affiliate as the sole shareholder.

(2)	Shareholder approval was obtained after termination of the prior agreement due to the sale of NB Holdings, the parent company of NB Management, to LBHI.

(3)	Previously named Neuberger Berman Manhattan Fund.

(4)	Previously named Neuberger Berman All Cap Growth Fund.

(5)	Previously named Neuberger Berman Millennium Fund.

LEHMAN BROTHERS INCOME FUNDS

	Date of sub-	Date of last	Date of last
	advisory	approval by	submission of existing
	agreement	Trustees of the	sub-advisory
		sub-advisory	agreement to vote of
		agreement	shareholders of each
Fund
Neuberger Berman California Tax-Free Money Fund	5/31/2005	9/25/2008	12/17/2007(1)
Neuberger Berman Cash Reserves	11/3/2003	9/25/2008	9/23/2003(2)
Neuberger Berman Core Bond Fund	5/31/2005	9/25/2008	6/10/2005(1)
Neuberger Berman Government Money Fund	12/18/2006	9/25/2008	9/23/2003(1)
Neuberger Berman High Income Bond Fund	11/3/2003	9/25/2008	9/23/2003(2)
Neuberger Berman Municipal Money Fund	11/3/2003	9/25/2008	9/23/2003(2)
Neuberger Berman Municipal Securities Trust	11/3/2003	9/25/2008	9/23/2003(2)
Neuberger Berman New York Municipal Money Fund	5/31/2005	9/25/2008	12/16/2005(1)
Neuberger Berman Short Duration Bond Fund (3)	11/3/2003	9/25/2008	9/23/2003(2)
Neuberger Berman Strategic Income Fund	11/3/2003	9/25/2008	9/23/2003(2)
Neuberger Berman Tax-Free Money Fund	9/10/2007	9/25/2008	12/16/2005(1)

(1)	Shareholder approval was obtained prior to the commencement of operations for the Fund by NB Management or its affiliate as the sole shareholder.

(2)	Shareholder approval was obtained after termination of the prior agreement due to the sale of NB Holdings, the parent company of NB Management, to LBHI.

(3)	Previously named Neuberger Berman Limited Maturity Bond Fund.

G-10

LEHMAN BROTHERS INSTITUTIONAL LIQUIDITY FUNDS

	Date of sub-	Date of last	Date of last
	advisory	approval by	submission of existing
	agreement	Trustees of the	sub-advisory
		sub-advisory	agreement to vote of
		agreement	shareholders of each
Fund
Neuberger Berman Treasury Fund (2)	[_____]	[_____]	[_____] (1)

(1)	Shareholder approval was obtained prior to the commencement of operations for the Fund by NB Management or its affiliate as the sole shareholder.

[Shareholder approval was obtained after termination of the prior agreement due to the sale of NB Holdings, the parent company of NB Management, to LBHI.]

(2)	Previously named Treasury Portfolio.

NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES

	Date of sub-	Date of last	Date of last
	advisory	approval by	submission of existing
	agreement	Trustees of the	sub-advisory
		sub-advisory	agreement to vote of
		agreement	shareholders of each
Fund
Neuberger Berman Institutional Cash Fund	[_____]	[_____]	[_____](1)
Neuberger Berman Prime Money Fund	[_____]	[_____]	[_____](1)

(1)	Shareholder approval was obtained prior to the commencement of operations for the Fund by NB Management or its affiliate as the sole shareholder.

[Shareholder approval was obtained after termination of the prior agreement due to the sale of NB Holdings, the parent company of NB Management, to LBHI.]

G-11